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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Newfield Exploration Company (the "Company") of our name, which is set forth in "Item 2. Properties" of the Annual Report on Form 10-K of the Company for the year ended December 31, 1997. We also hereby consent to the reference to our firm under the caption "Item 3. Incorporation of Documents by Reference" in this Registration Statement on Form S-8.


                                             /s/ RYDER SCOTT COMPANY
                                                 PETROLEUM ENGINEERS

                                             RYDER SCOTT COMPANY
                                             PETROLEUM ENGINEERS

July 14, 1998